 Exhibit 99.1

Youngevity (NASDAQ:YGYI) Reshapes Board To Be Majority Independent Directors.

YGYI Accepts the Resignation of Two Non-Independent Board Members

San Diego, CA --- February 13, 2020 - Youngevity International, Inc. (Nasdaq: YGYI), a multi-channel lifestyle company operating in three distinct business segments, including a commercial coffee enterprise and its commercial hemp enterprise today announced that effective February 11, 2020, in order to maintain compliance with the corporate governance requirements of The Nasdaq Capital Market, and specifically Listing Rule 5605(b) which provides that a listed company’s board of directors shall be comprised of a majority of independent directors, Michelle Wallach and Richard Renton, two non-independent members of the Board of Directors of Youngevity International, Inc. (the “Company”), resigned as members of the Board of Directors of the Company. Steve Wallach, CEO of Youngevity International will continue as a board member and will remain the Chairman of the Board and Dave Briskie, President and CFO of Youngevity will also remain on the Board of Directors.

“Steve Wallach, CEO of Youngevity International, Inc, stated, “Compliance with Nasdaq Corporate Governance requirements remains of utmost importance to our company and this will continue as a high priority for the Company.”

Dave Briskie, President and CFO of Youngevity said, “We very much appreciate the years of service of both Michelle Wallach and Richard Renton on the Company’s Board of Directors”. He continued, “Michelle Wallach will remain an officer of the Company and will continue to participate as a Board Member of the Company’s Youngevity Be the Change Foundation and Richard Renton will continue to be a member of the Company’s Sports Advisory Board as well as The Science Advisory Board.”

The notices of resignation provided by each director specifically stated that the resignations were not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices and both Michelle Wallach and Richard Renton stated that “it was their honor to serve on the Company’s Board of Directors for the past several years.”

About Youngevity International

Youngevity International, Inc. ( NASDAQ : YGYI ), is an multi-channel lifestyle company operating in 3 distinct business segments including a commercial coffee enterprise, a commercial hemp enterprise, and a multi-vertical omni direct selling enterprise.  The Company features a multi country selling network and has assembled a virtual Main Street of products and services under one corporate entity, YGYI offers products from the six top selling retail categories: health/nutrition, home/family, food/beverage (including coffee), spa/beauty, apparel/jewellery, as well as innovative services. For investor information, please visit YGYI.com. Be sure to like us on Facebook and follow us on Twitter

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These forward-looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, our ability to continue our coffee segment growth, our ability to continue our hemp segment growth, our ability to continue our international growth, our ability to leverage our platform and global infrastructure to drive organic growth, our ability to improve our profitability, expand our liquidity, and strengthen our balance sheet, our ability to continue to maintain compliance with the NASDAQ requirements, the acceptance of the omni-direct approach by our customers, our ability to expand our distribution,  our ability to continue our financial performance and the other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Contacts

Youngevity International, Inc.
Dave Briskie
President and Chief Financial Officer
1 800 982 3189 X6500

Investor Relations
YGYI Investor Relations
800.504.8650
investors@ygyi.com